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New Types of Funds Finding Favor with Investors

If your clients are looking for something different in their investment portfolio, the following information may be of interest to them.

Changing market conditions and increasing marketplace competition have given rise to new types of mutual funds - and recently, even totally different kinds of investment products being offered by mutual fund companies. Some of these new products go as far as guaranteeing a given return or promise to deliver at least some return, even in market downturns. Financial industry experts suggest that these products could be aimed at retiring Baby Boomers, who are increasingly looking for guaranteed income as the "eldest" of the group approach retirement.

Note: The official dating of the Baby Boom generation is 1946 through 1964; during these 19 years, 75 million babies were born.

Among the new products being offered by mutual funds are market-neutral, tax-managed, prime rate and stable value funds. Non-fund products being offered by mutual fund companies include: separately managed accounts; hedge funds; unit investment trusts; and exchange-traded products such as "spiders." Many of these are more likely to appeal to the more affluent investor, who understands market risk and can afford to take risks with investments.

In fall 1999 Lindner Funds offered a new type of fund of its own, the Opportunities Fund; Lindner also offers a true Market Neutral Fund, whose strategy is to be simultaneously long and short in equities with similar characteristics and thereby neutralize the effects of general stock market movements on the Fund's performance.

For more information on these and other Lindner Funds, please refer to the Prospectus or telephone Brian Maloney at 1-800-792-2251.

This was first published in the
Lindner (link)Advisor Guide Winter 1999.
(Accessible by Password Only)

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